UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 18, 2024 (January 12, 2024)
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BOWLERO CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-40142	98-1632024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
7313 Bell Creek Road Mechanicsville, Virginia 23111
(Address of principal executive offices and zip code)
(804) 417-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	BOWL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 12, 2024, Bowlero Corp. (the “Company”) appointed Lev Ekster, 40, to serve as President of the Company, effective January 15, 2024.
Mr. Ekster has been employed by the Company since 2013. He previously served as Chief Strategy Officer of the Company. Mr. Ekster has a B.A. in Business Administration from Ithaca College and a J.D. from New York Law School.

Mr. Ekster has no familial relationships with any executive officer or director of the Company. There have been no transactions in which the Company has participated and in which Mr. Ekster had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.
In his new role, Mr. Ekster will have an initial annual base salary of $725,000 and a target annual bonus equal to 50% of base salary. The Company has also granted Mr. Ekster a nonqualified stock option pursuant to the Company’s 2021 Omnibus Incentive Plan and an option award agreement to purchase 154,815 shares of Class A common stock. The exercise price of the option will equal (a) $15.41 with respect to one-third of the option, (b) $17.91 with respect to one-third of the option and (c) $20.41 with respect to one-third of the option. The option will vest and become exercisable in one-third installments on each of the first, second and third anniversaries of the grant date, subject to continued employment through each vesting date.

The foregoing summary of the material terms of the option agreement is subject to the full and complete terms of the agreements, which the Company expects to file as an exhibit to its periodic report covering the effective date of Mr. Ekster’s appointment.

Mr. Ekster succeeds Thomas Shannon in the position of President, while Mr. Shannon remains the Company’s Chairman and Chief Executive Officer.
Item 8.01     Other Events.
On January 16, 2024, the Company issued a press release announcing the appointment of Mr. Ekster as President. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statement and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWLERO CORP.

Date: January 18, 2024	By:	/s/ Jason Cohen
	Name:	Jason Cohen
	Title:	Chief Legal Officer and Secretary